UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 North Galayda Street

Houston, TX 77086

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On Wednesday March 11, 2015, Byron A. Dunn, Chief Executive Officer of Independence Contract Drilling, Inc. (the “Company”), Edward S, Jacob, III, President and Chief Operating Officer of the Company, and Philip A. Choyce, Senior Vice President and Chief Financial Officer of the Company, will present at the Evercore ISI Oilfield Tour and Growth Company 1x1 Forum at approximately 3:00pm (CT) in Houston, Texas. A copy of the prepared presentation materials intended for use at the conference is furnished as Exhibit 99.1 to this Current Report. These materials will also be posted on the Company’s website at www.icdrilling.com.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of ICD’s under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

The presentation referenced in this report and any oral or written statements made in connection with the presentation may contain certain forward-looking statements within the meaning of the federal securities laws. Words such as “anticipated,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believes,” “intends,” “objectives,” “projects,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the Company’s operations are based on a number of expectations or assumptions which have been used to develop such information and statements but which may prove to be incorrect, including, but not limited to the assumption that the market and services rates for land-based contract drilling services will be consistent with the current environment. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by management of the Company. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the “Risk Factors” section of the registration statement on Form S-1 initially filed by the Company on June 19, 2014 with the SEC and the information included in subsequent amendments and other SEC filings. These forward-looking statements are based on and include our expectations as of the date hereof. The Company does not undertake any obligation to update or revise such forward-looking statements to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor Presentation dated March 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: March 11, 2015	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated March 11, 2015